THE PARNASSUS INCOME TRUST

                           Equity Income Fund (PRBLX)

                            Fixed-Income Fund (PRFIX)
                       California Tax-Exempt Fund (PRCLX)

                         Semiannual Report June 30, 2004
--------------------------------------------------------------------------------
                                                              August 9, 2004



Dear Shareholder:
     The Parnassus Funds will hold a shareholders meeting on Tuesday, October 5, 2004 at 6:00 p.m. at the Sheraton-Palace Hotel in San Francisco. The purpose of the meeting will be to elect four Trustees to the Funds' board and to vote on a proposal to reduce the mandatory retirement age of independent Trustees from 75 to 70. The idea behind lowering the retirement age is to prevent the board from getting too old. The current Trustees are all around 60 years old, so it wouldn't affect the current board for about ten years. This means that no current board member will take it personally. Although some people are vigorous well into their 70s, not everyone is. If approved, this proposal should minimize the chance that someone will have to undertake the unpleasant job of suggesting that a Trustee resign because of underperformance due to age.

     Four candidates have been nominated for the Trustee positions: Herbert A. Houston, Jeanie S. Joe, Jerome L. Dodson and Donald V. Potter. Herb Houston has served as a Trustee for the Parnassus Income Trust since 1992 and since 1998 for the Parnassus Fund. He is a graduate of California State University at Hayward and holds master's degrees in public health and public administration from the University of Southern California. From 1987 through 1998, Mr. Houston was chief executive officer of the Haight Ashbury Free Clinics. Since 1998, he has been a healthcare consultant and has owned and operated several small businesses.

     Donald Potter is a graduate of Notre Dame University and of Harvard Business School. His professional career has been in management consulting, having been a partner with McKinsey & Co. and President of Windermere Associates. He is the principal of StrategyStreet, a business strategy consulting firm. He has served as a Trustee of the Parnassus Fund and the Parnassus Income Trust since 2002.

     Jeanie Joe graduated in dietetics from the University of California at Berkeley and received a master's in public health from UCLA. She has worked as a clinical dietician. Since 1995, she has been President of Geo/Resource Consultants, a geotechnical and environmental consulting firm.

     There will be a reception at 6:00 pm on October 5 and the formal meeting will begin at 7:00 p.m. After the meeting, Todd Ahlsten, portfolio manager of the Parnassus Equity Income Fund, and I will answer questions until 8:30. If you're in the San Francisco Bay Area, we hope you will join us.

     You should have already received a formal mailing including a proxy statement. This contains more information about the meeting, but I wanted to remind you so you can mark your calendar. Your vote is important, so please mark your proxy ballot and send it back right away. You can also vote by telephone or on the Internet.

     I hope you will vote for me and the other three candidates, and I hope you will vote to lower the retirement age. Also, if you plan to attend the reception, please RSVP by marking the proxy ballot, so we will know how many people to expect. I hope to see you on October 5.

     [GRAPHIC OMITTED][GRAPHIC OMITTED]

     Above you will find a picture of the Trustees taken in the reception area of the Funds' offices. From left to right are Herb Houston, Jeanie Joe, Jerome Dodson and Donald Potter.


PERSONNEL MATTERS
     Two new people have recently joined our staff. Jack Gee has joined us as our new chief financial officer. Jack is a certified public accountant (CPA) and holds a bachelor's degree in accounting from California State University at Hayward. He has served as chief financial officer at two other mutual fund groups: SIFE Trust Fund and Fremont Investment Advisors.

     Marc Mahon joins as Manager - Fund Administration. He holds a bachelor's degree in finance from Arizona State University and is an MBA candidate at California State University in Hayward. Previously, he worked at Barclays Global Investors and for Fremont Investment Advisors.

     Below you will find semiannual reports on each of the three funds in the Parnassus Income Trust. Todd Ahlsten wrote the reports on the Equity Income Fund and the Fixed-Income Fund, while co-managers Ben Liao and Stephen Dodson wrote the California Tax-Exempt Fund report.

                                                            Yours truly,



                                                            Jerome L. Dodson

                                                            President

                                                   Equity Income Fund
     As of June 30, 2004, the net asset value per share (NAV) of the Equity Income Fund was $24.38, so after taking dividends into account, the total return for the first six months of the year was 2.84%. This compares to a gain of 3.44% for the S&P 500 and a gain of 3.15% for the average equity income fund followed by Lipper. While the Fund underperformed its last year because of our defensive strategy, its long-term returns remain excellent. The Fund's three, five and ten-year returns beat the Lipper average and S&P 500 for every period. We are pleased to report that our five-year return of 8.13%, which encompasses the three-year bear market and two bull-market years, beat the S&P 500's return by over 10% annually.

     Below is a table that compares the performance of the Fund with the S&P 500 and the average equity income fund followed by Lipper. Average annual total returns are for the one, three, five and ten-year periods.

Average Annual Total Returns                      Parnassus Equity        Lipper Equity Income         S&P 500
for periods ended June 30, 2004                      Income Fund              Fund Average              Index
-------------------------------------------------------------------------------------------------------------------
One Year                                               10.16%                    18.27%                19.11%
Three Years                                             6.42%                     1.71%                (0.68%)
Five Years                                              8.13%                     1.77%                (2.19%)
Ten Years                                              12.39%                    10.42%                11.80%
-------------------------------------------------------------------------------------------------------------------

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information is on the Parnassus website (www.parnassus.com). Before investing, an investor should consider the investment objectives, risks, charges and expenses of the Equity Income Fund and should read the prospectus which contains this information. The prospectus is on the Parnassus website or you can get one by calling (800) 999-3505. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses into account, but mutual fund returns do. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of shares. On March 31, 1998 the Fund changed its investment objective from a balanced portfolio to and equity-income portfolio.




MARKET RECAP
     Our return of 2.84% was essentially in line with the S&P 500's gain of 3.15% for the first half of 2004. However, during the first six months of the year, the stock market was like a bumpy airline flight. Soaring oil prices, violence in Iraq and uneven economic data provided a stiff headwind for stock prices. However, strong corporate profits and significant pockets of economic strength provided the lift required to push stocks higher by midyear.

     The year started strong as the S&P 500 was up 3% by January 27 due to strong corporate profits and optimism about the economic recovery. Unfortunately, this excitement faded fast and the S&P 500 plunged 5.6% from March 5 to March 24 due to investor concerns over higher interest rates, renewed inflation and soaring oil prices. We used this March decline to become fully invested after our defensive positioning of 2003.

     Being fully invested, we were pleased when the S&P 500 jumped 5.2% from March 25 to April 6 as oil prices fell, and investors looked forward to strong first quarter earnings. However, because of high oil prices and weak economic data, this rally was also short-lived and the S&P 500 slid 5.3% to a new yearly low of 1076 by May 12. Fortunately, oil prices fell in June, and a renewed outlook for strong corporate profits ignited a rally which pushed our Fund's return to a positive 2.84% for the first half.


STRATEGY
     While the market has been choppy this year, we remain focused on owning good companies for the long term. We look to buy stocks with price-earnings (P/E) multiples below 20, that have earnings growth of at least 10%, and have returns on equity of at least 15%. As of this writing, the Fund is fully invested with less than 3% cash. While the economic recovery has been uneven, I feel stock prices can rise during the second half of 2004 based on strong corporate profits and good economic data. While interest rates will likely increase during the second half of 2004, they are still very low in absolute terms, and this should keep the economy growing. Inflation also remains low which is a positive for the economy and stock prices. The S&P 500, valued at 21 times trailing earnings, is not a bargain, but we have found good companies to own that trade for 15-18 times earnings with solid growth prospects.

     To give you an example of the investment opportunities we are finding, I want to talk about one of our largest holdings, Gannett Corporation. Gannett is an international publisher that owns 101 daily newspapers including USA TODAY, the nation's largest-selling daily newspaper. The company also owns 22 television stations in major U.S. markets. Starting with the valuation and financials, Gannett fits our profile as the company trades at only 16 times estimated 2004 earnings, which is at the low end of its five-year P/E range of 14-27. In addition, Gannett has a five-year average return on equity of 21% and is run by a well regarded CEO named Douglas McCorkindale. Few executives can say they've worked for a company like Gannett that has increased earnings per share in 32 of the past 35 years.

     While the financial ratios are attractive, the most interesting part of the Gannett story is that there are several important catalysts that may move the stock higher. First and foremost, advertising budgets are finally rebounding due to the improving economy. Second, Gannett's sales will jump from major political advertising during the second half of this year. Finally, profits at Gannett's 13 NBC-affiliates will rise during the third quarter as they air the 2004 Summer Olympics.

     While 2004 will be strong, 2005 should be another record year for Gannett as the company will increase the price for USA TODAY from 50(cent) to 75(cent), which should add about $40 million to net income. Gannett owns great media properties, and with over $1.2 billion a year of free cash flow, the company has significant resources to either buy back stock or acquire other media companies. Management does a great job controlling costs, so revenue growth translates into good profit growth.

     Gannett is also a good corporate citizen. The company's Gannett Foundation has donated $96.5 million from 1991-2003 to charitable organizations. Gannett is also known for strong corporate governance and diversity as the company has had many prominent women on its board, including former first lady Roslyn Carter. I had a chance to speak with CFO Gracia Martore during March and was very impressed with her management skills. Gannett also has a remarkable record for diversity at the operating level. Each year, an executive's performance review is partially based on success in achieving diversity.

     I think Gannett's stock can rise 32% over the next year from $81 to $107 and boost the return of the Parnassus Equity Income Fund. My estimate is based on 20 times projected 2005 earnings of $5.35 per share. If the economy softens, I feel our downside risk is only 10%.

     As of this writing, major industry weightings of the Fund include healthcare, financial services, insurance and publishing. These are industries where we have found undervalued businesses that can benefit from improving economic conditions. We have significantly reduced our investments in natural-gas utilities as those stocks typically fall when interest rates rise. We continue to own a few utility companies, because they either benefit from higher natural-gas prices or offer above-average growth potential. The SEC yield for June was 1.64%.


LOSERS
     The Fund had three stocks which hurt the NAV by 4(cent) or more during the first half of 2004. The biggest loser was First Health Group, which is a full-service health benefits provider. First Health's stock plunged 19.8% from $19.46 to $15.61, which hurt the Fund's NAV by 9(cent). The company's earnings fell below plan as its network added fewer members than expected and was hit by intense price competition. We are holding onto our shares as the stock now trades for only 10 times earnings, and we feel First Health's preferred provider network has significant value.

     Hospital operator Health Management Associates (HMA) fell 9.2% from $24 to $21.80, our average selling price, which cost the Fund 5(cent). We sold our shares because of concerns about increasing bad debt and lower patient admission growth.

     TriQuint Semiconductor, a company that designs and makes computer chips for cell phones and communication equipment fell 33.9% from our average cost of $8.31 to our selling price of $5.49, which reduced our NAV by 4(cent). I made the mistake of buying a mediocre business that appeared set for recovery. Once it became clear TriQuint's new product wins weren't equating into a strong profit ramp, I sold the stock.


WINNERS
     The Fund's biggest winner was Electro Scientific Industries (ESI), the Portland, Oregon-based maker of semiconductor capital equipment. The stock jumped 24.6% from our average cost of $22.60 to $28.31 which added 16(cent) to the NAV. In June, ESI announced that orders rose an amazing 310% versus last year as the company's customers began to add capacity after three years of depressed investment.

     Johnson & Johnson added 8(cent) to the NAV as its stock price increased 7.8% to $55.70 from $51.66. The company's stock price was depressed at the beginning of the year due to concerns about its weak drug pipeline and new competition in the drug-eluting stent market. Johnson & Johnson reported strong first-half earnings and the stock bounced back.

     Pitney Bowes, the leading maker of postage meters and mailing equipment, increased the NAV by 7(cent) as its stock rose 9.2% from our average cost of $40.94 to $44.25. The stock increased as investors expected the company to report stronger earnings because of higher sales of digital postal meters and other benefits from a stronger economy.

     Genuine Parts Corporation, the owner of Napa Auto Parts, added 6(cent) to the NAV as the stock rose 19.5% to $39.68 from $33.20. The company had a strong start to the year as sales increased 9% during the first quarter.

     Quest Diagnostics, the leading laboratory company, added 5(cent) to the NAV as its stock price climbed 16.1% from our average cost of $73.34 to $84.95. Earnings are strong based on new clinical tests, lower bad-debt expenses and stable pricing.

     Dental-distribution company Patterson Dental also increased the NAV by 5(cent) as its stock rose 21.1% from $64.16 to our average selling price of $77.76. Patterson is a great company that is having another record year be-cause of market share gains and acquisitions. We did, however, sell the stock because it reached our calculated intrinsic value.

COMPANY NOTES
     One of my favorite new investments in the Fund is called Trex Company, the largest manufacturer of composite decking products, or "imitation lumber," as our President Jerry Dodson likes to call it. Trex is a great example of "doing well by doing good" as the company essentially makes its sturdy composite lumber by blending reclaimed polyethylene (plastic grocery bags) with recycled wood chips. After hearing about the company from an industry contact at a Saturday morning brunch, I called Trex's headquarters to start the research process. I was quite pleased when Trex's CFO Paul Fletcher was willing to fly across the country from Winchester, Virginia to meet me in a little-known town called Fernley, Nevada to tour the company's west coast manufacturing operation.

     After a five hour drive, which took me from beautiful San Francisco to the tumbleweed terrain of the Nevada desert, I met Mr. Fletcher in the lobby of Trex's 250,000 square foot facility in Fernley. After an hour discussing the company's financial statements and business plan over a cup of coffee, Fletcher handed me goggles and a pair of earplugs. Along with the Fernley plant manager, we entered the manufacturing facility. I was amazed to see these huge bails of reclaimed polyethylene that were being unbundled and put into a grinding operation. Adjacent to the grinding operation was a sister process called the "hammermill" operation, where chips of waste wood (from crates, for example) were ground up like flour. These two ingredients, along with a few other additives for color, were then sent to one of eight manufacturing lines for mixing where the materials were heated to approximately 600 degrees and joined together. Once mixed, the batch was extruded into boards and put on a conveyor belt where they were left to cool for 12 hours. We then walked over to an embossing area where I watched a machine add grain to the boards to complete the manufacturing process for Trex's new "Accents" line.

     The plant employs about 130 people, and I was truly impressed with its efficiency and technology. After touring the main manufacturing site, Fletcher showed me an impressive quality-control room where Trex was testing boards for strength, texture and color. Most impressive was a special machine that simulated intense sunlight so they could determine if the boards met their "fade" criteria.

     In May, Trex made Business Ethics "100 Best Corporate Citizens" list, and in June, Trex was listed in Fortune's Small Business Magazine's 2004 List of "100 Fastest Growing Small Companies." Trex should boost the return of the Parnassus Equity Income Fund as the company has the potential to grow at least 20% annually over the next several years as more decks are built with composite lumber. If you are interested in seeing pictures of Trex's products, check out the company's website at www.trex.com.

     Thank you for investing in the Parnassus Equity Income Fund.

                                                            Yours truly,



                                                            Todd C. Ahlsten

                                                            Portfolio Manager

                                                   Fixed-Income Fund
     As of June 30, 2004, the net asset value per share (NAV) of the Fixed-Income Fund was $15.87, so after taking dividends into account, the total return for the first six months of the year was 0.16%. This compares to a loss of 0.19% for the Lehman Government/Corporate Bond Index and a loss of 0.18% for the average A-Rated bond fund followed by Lipper. The 30-day SEC yield for June was 2.25%. Below you will find a table that compares the performance of the Fixed-Income Fund with that of the Lehman Government/Corporate Bond Index and the Lipper A-Rated Bond Fund Average.

     The Parnassus Fixed-Income Fund had a good first half in 2004, as we were able to generate a slight gain of 0.16% versus a loss of 0.18% for our peers. As we anticipated, interest rates rose dramatically during the second quarter as the ten-year Treasury bond yield increased from 4.25% to 4.58%.

     While we underperformed our peers over the past year because of poor performance during the second half of 2003, our long-term returns remain excellent. The Fund's three, five and ten-year returns beat the Lipper A-Rated Average for every period.

Average Annual Total Returns                  Parnassus             Lipper A-Rated Bond          Lehman Government/
for periods ended June 30, 2004           Fixed-Income Fund            Fund Average             Corporate Bond Index
-------------------------------------------------------------------------------------------------------------------
One Year                                       (1.18%)                     0.04%                       (0.72%)
Three Years                                     6.96%                      5.70%                        6.74%
Five Years                                      6.36%                      6.09%                        7.11%
Ten Years                                       7.09%                      6.74%                        7.44%
-------------------------------------------------------------------------------------------------------------------

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information is on the Parnassus website (www.parnassus.com). Before investing, an investor should consider the investment objectives, risks, charges and expenses of the Fixed-Income Fund and should read the prospectus which contains this information. The prospectus is on the Parnassus website, or you can get one by calling (800) 999-3505. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Lehman Government/Corporate Bond Index is a widely recognized, unmanaged index measuring the performance of bonds and other fixed-income securities, and it is not possible to invest directly in an index. Index figures do not take any expenses into account, but mutual fund returns do. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of shares.




STRATEGY
     Our portfolio remains defensive as we expect higher interest rates during the second half of 2004. On June 30, the Federal Reserve announced its first rate hike in four years as it increased the federal funds rate by 0.25% to 1.25%. With an improving economy and four Federal Reserve meetings left this year, I'm expecting at least three, and potentially four, more quarter-point increases in the federal funds rate. This would place that rate at 2.00%-2.25% by year-end. Given this environment, our main strategy is to preserve capital by keeping a short duration. Duration essentially measures how much, in percentage terms, a bond price will change for a 1% movement in yield. As of this writing, our duration is only 1.5 years. This "short duration" strategy served us well during the second quarter as the Fund's loss of 0.97% was much less than the average Lipper A-Rated Fund, which fell 2.71%.

     We have placed 11% of the Fund in convertible bonds and convertible preferred stock as those issues should rise in value with a stronger economy and rising stock prices. In addition, these investments should help the Fund's monthly dividend. However, based on our portfolio strategy, the Fund's dividend will remain low because short duration bonds offer lower yields. That said, as we saw during the second quarter, this strategy should cushion our portfolio should rates continue to increase.

     I anticipate we will maintain our defensive strategy for the next several months as we wait for interest rates to stabilize at a higher level. Once that happens, we will extend the portfolio's duration which will position the Fund for higher returns.

                                                            Yours truly,



                                                            Todd C. Ahlsten

                                                            Portfolio Manager

                                               California Tax-Exempt Fund
     As of June 30, 2004, the net asset value per share (NAV) of the California Tax-Exempt Fund was $16.80. Taking dividends into account, the total return for the first half of 2004 was a negative 0.60%. The average California municipal-bond fund followed by Lipper, Inc. had a loss of 0.96%. This places us #25 out of the 128 funds followed by Lipper for year-to-date returns.* The results showed that our strategy of keeping the Fund defensively positioned paid off in the rising interest-rate environment of the past two quarters.

     Below you will find a table that compares our annual returns to various indices over the past one, three, five and ten-year periods. The 30-day SEC yield for June 2004 was 2.74%.

Average Annual Total Returns           Parnassus California        Lipper California Municipal    Lehman Municipal
for periods ended June 30, 2004           Tax-Exempt Fund                Bond Fund Average           Bond Index
-------------------------------------------------------------------------------------------------------------------
One Year                                       0.19%                           0.23%                    0.76%
Three Years                                    4.85%                           4.49%                    5.41%
Five Years                                     5.21%                           4.74%                    5.87%
Ten Years                                      6.07%                           5.70%                    6.44%
-------------------------------------------------------------------------------------------------------------------

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information is on the Parnassus website (www.parnassus.com). Before investing, an investor should consider the investment objectives, risks, charges and expenses of the Fund and should read the prospectus which contains this information. The prospectus is on the Parnassus website or you can get one by calling (800) 999-3505. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of shares. The Lehman Municipal Bond Index is an unmanaged index of fixed-income securities and it is not possible to invest directly in an index. An index doesn't take expenses into account, but mutual fund returns do.

* For the one, three, five, and ten-year periods ended 6/30/04, the Parnassus California Tax-Exempt Fund placed #65 of 128 funds, #33 of 110 funds, #21 of 96 funds, and #17 of 57 funds, respectively.



     On June 30, the Federal Reserve raised the federal-funds rate for the first time in four years, increasing the benchmark rate by 0.25% to 1.25%. While this decision was made at the end of the second quarter, the decision was very much expected since early in the year. Historically, the Fed had a policy of secrecy about its monetary-policy decisions, and investors spent a lot of time trying to figure out what the Fed would do next. Once the Fed announced its decision, markets would move decisively, causing joy or grief, depending on the direction and amount of the change in rates. The Fed has since adopted a policy of greater communication with the public and investors, giving the market more insight into how it arrives at its decision and what investors can anticipate in its next decision. In short, the bond market has been moving downward (with interest rates moving upward) long before the Fed's decision became official.

     But what does this all mean for us? Well, it means that the value of the bonds in our portfolio decreased over the first half of the year as the economy recovered and interest rates increased. As most of you have been aware of, we've been anticipating this since last year and adjusted our portfolio accordingly. We did adjust our portfolio a little too early, and that caused the Fund to underperform late last year. However, our portfolio was in good shape when rates finally rose this year. The Fund did lose 2.09% in the second quarter of 2004 as bond prices dropped, but we still managed to outperform the Lipper average, which lost 2.46% during the same period (the Fund ranked #22 of 128 funds in the second quarter). While we don't want to cheer when the fund loses money, we did outperform 80% of our peers in the first half of the year.

     California state bonds got a boost in May as Moody's Investors Services raised the bond rating one notch to A3 from Baa1. An improved economy and optimism about progress on a balanced state budget prompted the upgrade. The other two rating agencies, Standard & Poor's and Fitch Ratings, still have ratings two notches below Moody's rating. We anticipate that they will boost California's credit rating once they see more evidence of an economic recovery and fiscal austerity.


OUTLOOK
     The Fed has said that they intend to increase rates at a "measured" pace. The economy is certainly recovering, but the rate of the recovery is slow, keeping inflation in check. This means that rates will continue to rise, but probably not very quickly. To continue generating good returns for our shareholders in this market, it comes down to a balancing act between keeping the Fund defensively positioned as rates increase and generating enough yield. And unfortunately, the two have a mathematically inverse relationship. We will continue balancing as we monitor economic data and make the appropriate adjustments to the portfolio as necessary.

     And as always, thank you for investing in the Fund.

                                  Yours truly,



                         Ben Liao                         Stephen J. Dodson

                         Co-Portfolio Manager             Co-Portfolio Manager


THE PARNASSUS INCOME TRUST

EQUITY INCOME FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION, JUNE 30, 2004 (UNAUDITED)


                                                                              Percent of
-------------------------------------------------------------------------------------------------------------------
       Shares     Common Stocks                                               Net Assets            Market Value
                  APPAREL
      500,000     Liz Claiborne, Inc.                                               2.5%          $  17,990,000
                  AUTO PARTS
      250,000     Genuine Parts Company2                                            1.4%         $    9,920,000
                  BANKING
      550,000     AmSouth Bancorporation2                                                            14,008,500
       70,000     Bank One Corporation                                                                3,570,000
       10,000     Golden West Financial Corp.                                                         1,063,500
      150,000     New York Community Bancorp                                                          2,944,500
       25,000     Washington Mutual Inc.                                                                966,000
      600,000     Wells Fargo & Company                                                              34,338,000
                  Total                                                             7.8%          $  56,890,500
                  BUILDING PRODUCTS
      100,000     Elcor Corp.                                                                         2,394,000
      216,100     Trex Company, Inc.1, 2                                                              8,157,775
                  Total                                                             1.4%         $   10,551,775
                  CHEMICAL
      100,000     Calgon Carbon Corp.                                               0.1%        $       670,000
                  CONSUMER PRODUCTS
       50,000     Colgate-Palmolive Company                                         0.4%         $    2,922,500
                  COMPUTERS
      400,000     Flextronics International Ltd.1                                                     6,380,000
       38,200     RadiSys Corporation1, 2                                                               709,374
                  Total                                                             1.0%        $     7,089,374
                  ELECTRONIC INSTRUMENTS
      225,000     Diebold, Inc.                                                                      11,895,750
      150,000     Merix Corporation1                                                                  1,701,000
                  Total                                                             1.8%          $  13,596,750
                  ENTERTAINMENT
       70,500     Cedar Fair, L.P.2                                                 0.3%        $     2,224,275
                  FINANCIAL SERVICES
      275,000     Charles Schwab Corp.                                                           $    2,642,750
       10,000     Fannie Mae                                                                            713,600
       10,000     Freddie Mac                                                                           633,000
       50,000     GATX Corporation2                                                                   1,360,000
       25,000     H&R Block, Inc.                                                                     1,192,000
      275,000     SLM Corporation2                                                                   11,123,750
                  Total                                                             2.4%         $   17,665,100
                  HEALTH CARE SERVICES
       50,000     Apria Healthcare Group, Inc.1, 2                                                    1,435,000
      500,000     First Health Group Corp.1, 2                                                        7,805,000
      350,500     Laboratory Corporation of America Holdings1                                        13,914,850
       15,000     Lincare Holdings, Inc.1, 2                                                            492,900
       52,200     Province Healthcare Company1                                                          895,230
      125,000     Quest Diagnostics2                                                                 10,618,750
       30,000     UnitedHealth Group, Inc.2                                                           1,867,500
                  Total                                                             5.0%          $  37,029,230
                  INDUSTRIAL
      100,000     Baldor Electric Company                                                             2,335,000
      117,234     WD-40 Company                                                                       3,509,986
                  Total                                                             0.8%         $    5,844,986




                                                                              Percent of
-------------------------------------------------------------------------------------------------------------------
       Shares     Common Stocks                                               Net Assets            Market Value
-------------------------------------------------------------------------------------------------------------------
                  INSURANCE
      400,000     American Int'l Group, Inc.                                                         28,512,000
      125,000     HCC Insurance Holdings                                                              4,176,250
       14,389     Harleysville Group                                                                    271,233
      100,000     Lincoln National
                  Corporation                                                                         4,725,000
      100,000     Montpelier Re Holdings                                                              3,495,000
       35,000     Nationwide Financial
                  Services                                                                            1,316,350
      186,500     RenaissanceRe Holdings                                                             10,061,675
      325,000     St. Paul Travelers Companies, Inc.                                                 13,175,500
                  Total                                                             9.0%         $   65,733,008
                  INSURANCE BROKERS
      650,000     Arthur J. Gallagher                                               2.7%         $   19,792,500
                  MACHINERY
       57,000     Snap-on Inc.2                                                     0.3%         $    1,912,350
                  MEDICAL EQUIPMENT
       25,000     Becton Dickinson                                                                    1,295,000
       50,000     Guidant Corporation                                                                 2,794,000
      125,000     Invitrogen Corp.1                                                                   8,998,750
      100,000     Medtronic, Inc.                                                                     4,872,000
       75,000     Sybron Dental Specialties, Inc.1                                                    2,238,750
                  Total                                                             2.7%          $  20,198,500
                  MICROELECTRONIC PRODUCTS
    1,000,000     Credence Systems Corp.1, 2                                                         13,800,000
      100,000     Cymer, Inc.1, 2                                                                     3,744,000
      500,000     Electro Scientific Industries Inc.1                                                14,155,000
                  Total                                                             4.3%          $  31,699,000
                  OFFICE EQUIPMENT
      500,000     Pitney Bowes Inc.                                                 3.0%          $  22,125,000
                  PACKAGED FOODS
      500,000     H.J. Heinz Company                                                                 19,600,000
       33,800     The J.M. Smucker Company2                                                           1,551,758
                  Total                                                             2.9%          $  21,151,758
                  PHARMACEUTICALS
        5,000     Forest Laboratories, Inc.1                                                            283,150
      450,000     Johnson & Johnson                                                                  25,065,000
      300,000     Merck & Company                                                                    14,250,000
      675,000     Pfizer Inc.                                                                        23,139,000
       50,000     Pharmaceutical Products Development1                                                1,588,500
                  Total                                                             8.8%          $  64,325,650
                  PRINTING
      100,000     Banta Corp.                                                                    $    4,441,000
      100,000     Ennis Business Forms                                                                1,950,000
                  Total                                                             0.9%         $    6,391,000
                  PUBLISHING
      350,000     Gannett Co.                                                                        29,697,500
       25,000     McGraw-Hill Companies, Inc.                                                         1,914,250
      150,000     Tribune Company                                                                     6,831,000
                  Total                                                             5.2%          $  38,442,750
                  REAL ESTATE INVESTMENT TRUSTS
      100,000     Alexandria Real Estate                                                              5,678,000
      400,000     Equity Office Properties Trust                                                     10,880,000
      100,000     The Rouse Company2                                                                  4,750,000
                  Total                                                             2.9%          $  21,308,000
                  RESTAURANTS
       91,945     Bob Evans Farms, Inc.                                             0.3%        $     2,517,454




                                                                              Percent of
-------------------------------------------------------------------------------------------------------------------
       Shares     Common Stocks                                               Net Assets            Market Value
-------------------------------------------------------------------------------------------------------------------
                  RETAIL
      725,000     Foot Locker, Inc.                                                                  17,646,500
       30,000     The Home Depot, Inc.                                                                1,056,000
      300,000     Leapfrog Enterprises1, 2                                                            5,967,000
      125,000     Mattel, Inc.                                                                        2,281,250
       35,000     The Nautilus Group2                                                                   682,850
      125,000     Target Corporation2                                                                 5,308,750
                  Total                                                             4.5%          $  32,942,350
                  SOFTWARE
      125,000     Intuit Inc.1                                                                        4,822,500
       50,000     Mentor Graphics Corporation1, 2                                                       773,500
      100,000     SunGard Data Systems, Inc.1                                                         2,600,000
                  Total                                                             1.1%         $    8,196,000
                  SERVICES
    1,300,000     The ServiceMaster Company                                         2.2%          $  16,016,000
                  TELECOMMUNICATION EQUIPMENT
      150,000     Cisco Systems, Inc.1                                              0.5%         $    3,555,000
                  TELECOMMUNICATION PROVIDER
      125,000     Verizon Communications, Inc.                                      0.6%         $    4,523,750
                  UTILITIES
      350,000     AGL Resources, Inc.                                                                10,167,500
       42,500     Cascade Natural Gas2                                                                  937,975
       80,000     Energen Corporation                                                                 3,839,200
      250,000     Kinder Morgan, Inc.                                                                14,822,500
      250,000     Keyspan Energy Corporation2                                                         9,175,000
       15,000     MDU Resources Group                                                                   360,450
      350,000     ONEOK, Inc.                                                                         7,696,500
       25,000     Questar Corporation                                                                   966,000
      100,000     UGI Corporation                                                                     3,210,000
                  Total                                                             7.0%        $    51,175,125

                  Total investment in common stocks
                  (cost $571,070,804)                                              83.8%          $ 614,399,685


       Shares     Preferred Stocks
-------------------------------------------------------------------------------------------------------------------
       55,439     First Republic
                  Preferred 8.875%, Series B                                                          1,414,249
       55,000     Zions Bancorp
                  Preferred 8.000%, due 09/01/32                                                      1,432,750

                  Total investment in preferred stocks
                  (cost $2,819,746)                                                 0.4%          $   2,846,999

                  Convertible                                                 Percent of
-------------------------------------------------------------------------------------------------------------------
       Shares     Preferred Stocks                                            Net Assets            Market Value
-------------------------------------------------------------------------------------------------------------------
      275,000     Baxter International2
                  Preferred 7.000%, due 02/16/06                                                  $  15,664,000
       10,000     Cummins, Inc.2
                  Preferred 7.000%, due 06/15/31                                                        722,500
       50,000     KeySpan Corp.
                  Preferred 8.750%, due 05/16/05                                                      2,585,000
      325,000     ONEOK, Inc.
                  Preferred 8.500%, due 02/16/06                                                      9,421,750
      125,000     St. Paul Co.
                  Preferred 9.000%, due 08/16/05                                                      9,252,500
       35,000     TECO Energy
                  Preferred 9.500%, due 01/15/05                                                        452,900
      225,000     Toys R Us2
                  Preferred 6.250%, due 08/01/06                                                     10,251,000

                  Total investment in convertible preferred stocks
                   (cost $42,707,314)                                               6.6%           $  48,349,650

    Principal                                                                 Percent of
-------------------------------------------------------------------------------------------------------------------
     Amount $     Convertible Bonds                                           Net Assets            Market Value
-------------------------------------------------------------------------------------------------------------------
   2,000,000      Brocade Communications
                  2.000%, due 01/01/07                                                          $     1,810,000
  20,000,000      Ciena Corp.
                  3.750%, due 02/01/08                                                               17,575,000
   2,000,000      ETrade Group
                  6.000%, due 02/01/07                                                                2,047,500
   1,000,000      RadiSys Corporation
                  5.500%, due 08/15/07                                                                  956,250
   5,691,000      RF Micro Devices
                  3.750%, due 08/15/05                                                                5,662,545
  10,000,000      TriQuint Semiconductor
                  4.000%, due 03/01/07                                                                9,575,000
   3,250,000      Vitesse Semiconductor Corporation
                  4.000%, due 03/15/05                                                                3,254,062

                  Total investment in convertible bonds
                  (cost $39,580,444)                                                5.6%          $  40,880,357

                  Total investment in stocks and convertible bonds
                  (cost, $656,178,308)                                             96.4%          $ 706,476,691

                  Short-Term Investments
-------------------------------------------------------------------------------------------------------------------
                  Registered Investment Companies--Money Market Funds
      83,402      Goldman Sachs FS
                  Government Fund
                  variable rate 1.000%                                                            $     83,402
     319,715      Janus Government Fund
                  variable rate 1.070%                                                                 319,715
     123,944      Scudder Government Fund
                  variable rate 0.950%                                                                 123,944
                  Total (cost $527,061)                                             0.1%          $    527,061

                  Community Development Loan3
     100,000      Vermont Community Loan Fund
                  2.000%, matures 04/16/05
                  (cost $100,000)                                                   0.0%          $     95,249

                  Securities Purchased
                  with Cash Collateral from
                  Securities Lending

                  Floating Rate Securities
   2,500,000      CSFB Bank CD
                  variable rate 1.150%, matures 08/06/04                                              2,502,065
  10,000,000      First Tennessee Bank, MTN
                  variable rate 1.080%, matures 06/07/05                                              9,997,980
   5,000,000      Lehman Brothers MTN
                  variable rate 1.590%, matures 05/16/05                                              5,000,000
   5,000,000      Morgan Stanley Dean Witter CP
                  variable rate 1.580%, matures 02/18/05                                              5,000,000
                  Total (cost $22,500,045)                                          3.1%          $  22,500,045

                  Commercial Paper
   5,000,000      Countrywide Home Loans CP
                  1.330% equivalent, matures 07/06/04                                            $    4,998,707
   5,000,000      Four Winds Funding DCP
                  1.750% equivalent, matures 07/01/04                                                 4,999,757
                  Total (cost $9,998,464)                                           1.4%         $    9,998,464




    Principal                                                                 Percent of
-------------------------------------------------------------------------------------------------------------------
     Amount $     Short-Term Investments                                      Net Assets            Market Value
-------------------------------------------------------------------------------------------------------------------
                  Master Note
   5,000,000      Bear Stearns & Co
                  Master Note Agreement
                  variable rate 1.650%, matures 07/07/04
                  (cost $5,000,000)                                                 0.7%         $    5,000,000

                  Repurchase Agreements
  14,465,554      Bank of America Securities LLC
                  Triparty RepurchaseAgreement
                  (Repurchase agreement with The Bank of New York dated
                  06/30/04, effective yield is 1.550%, matures
                  07/01/04,Collateral:
                  BofA CMO, 10.000%, 04/25/34; BofA CMO, 0.362%, 04/25/19; CSFB
                  CMO, 4.815%, 05/25/34 total par value $38,759,141,
                  total market value $15,187,191)                                                    14,465,554
  25,000,000      Dresdner Kleinwort Benson
                  Triparty RepurchaseAgreement
                  (Repurchase agreement with JPMorgan Chase Bank dated 06/30/04, effective yield is 1.550%, matures 07/01/04, Collateral:
                  Merrill Lynch MTN, 0.000%, 08/18/05; Merrill Lynch MTN,
                  0.000%, 07/11/05 total par value $26,230,000,
                  total market value $26,254,754)                                                 $  25,000,000
  20,000,000      Lehman Brothers
                  Triparty RepurchaseAgreement
                  (Repurchase agreement with JPMorgan Chase Bank dated 06/30/04, effective yield is 1.580%, matures 07/01/04, Collateral:
                  FUNBC CMO, 6.460%, 01/12/43 GMACC 2002-C2 X1 CMO, 0.000%,
                  10/15/38; LBUBS 2003-C7 XCP CMO, 0.669%, 07/15/37;
                  LBFRC 2003-C4A X1 CMO, 0.000%, 07/11/15; LBFRC 2003-C4A X2 CMO,
                  0.000%, 07/11/15; LBFRC 2003-C4A LFL CMO, 1.465%, 07/11/15;
                  Salomon BRT CMO, 0.010%, 06/18/20; SASCO 02-11A 1-A2 CMO,
                  0.000%, 05/25/32 total par value $942,440,510,
                  total market value $20,682,550)                                                   20,000,000
                  Total (cost $59,465,554)                                          8.1%         $  59,465,554

                  Total securities purchased with cash collateral from
                  securities lending (cost $96,964,063)                            13.2%         $  96,964,063

                  Total short-term securities (cost $97,591,124)                   13.3%         $  97,586,373

                  Total securities (cost $753,769,432)                            109.7%         $ 804,063,064
                  Payable upon return of securities loaned                        -13.2%           (96,964,063)
                  Other assets and liabilities - net                                3.5%            26,006,446
                  Total net assets                                                100.0%         $ 733,105,447



1  These securities are non-income producing.

2 This security or partial position of this security was on loan at June 30, 2004 (Note 1). The total value of securities on loan at June 30, 2004 was $93,613,677.

3 Market value adjustment has been made on this security to reflect early withdrawal/call penalties.

   Fund holdings will vary over time.

   Fund shares are not FDIC insured.


THE PARNASSUS INCOME TRUST

EQUITY INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2004 (UNAUDITED)


Assets
Investments in securities, at market value
   (identified cost $656,178,308) (Note 1)                         $706,476,691
Temporary investments in short-term securities
   (identified cost $97,591,124)                                    97,586,373
Cash                                                                17,102,062
Receivables:
   Dividends and interest                                            1,890,457
   Securities sold                                                  39,388,068
   Capital shares sold                                               1,268,944
Other assets                                                           277,236
       Total assets                                               $863,989,831

Liabilities
Payable upon return of securities loaned                             96,964,063
Capital shares redeemed                                              1,303,984
Fees payable to Parnassus Investments                                  423,095
Other liabilities                                                   32,098,662
Accounts payable and accrued expenses                                   94,580
       Total liabilities                                          $130,884,384

Net assets (equivalent to $24.38 per share
   based on 30,067,401 shares of capital stock outstanding)        $733,105,447

Net assets consist of
Undistributed net investment income                                     779,073
Unrealized appreciation on securities                               50,293,632
Undistributed net realized gain                                     14,694,774
Capital paid-in                                                    667,337,968
           Total net assets                                        $733,105,447
Computation of net asset value and offering price per share
Net asset value and offering price per share
    ($733,105,447 divided by 30,067,401 shares)                 $         24.38

THE PARNASSUS INCOME TRUST

EQUITY INCOME FUND

STATEMENT OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 2004 (UNAUDITED)

Investment income
Dividends  $     7,351,467
Interest   1,913,275
Securities lending                                                      74,767
Other income                                                            1,150
       Total investment income                                 $    9,340,659

Expenses
Investment advisory fees (Note 5)                                   2,265,633
Transfer agent fees (Note 5)                                          131,141
Fund administrative expense (Note 5)                                  142,479
Service provider fees                                                 495,998
Reports to shareholders                                                74,915
Registration fees and expenses                                         16,875
Custody fees                                                          11,057
Professional fees                                                      64,685
Trustee fees and expenses                                             28,960
Other expenses                                                         45,880
   Total expenses                                             $     3,277,623
           Net investment income                               $    6,063,036

Realized and unrealized gain on investments
      Realized gain from security transactions:
   Proceeds from sales                                            161,178,275
   Cost of securities sold                                         145,952,377
           Net realized gain                                    $  15,225,898

Change in unrealized appreciation (depreciation)
      of securities:
   Beginning of period                                             53,407,958
   End of period                                                   50,293,632
           Net change in unrealized appreciation
      (depreciation) of securities                            $    (3,114,326)

Net realized and unrealized gain on securities                $    12,111,572

Net increase in net assets resulting from operations           $   18,174,608

THE PARNASSUS INCOME TRUST

EQUITY INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

SIX MONTHS ENDED JUNE 30, 2004 (UNAUDITED)

AND YEAR ENDED DECEMBER 31, 2003

                                            SIX MONTHS ENDED         YEAR ENDED
                                              JUNE 30, 2004    DECEMBER 31, 2003
--------------------------------------------------------------------------------
From operations
Net investment income                        $    6,063,036      $    8,804,899
Net realized gain from security transactions     15,225,898          5,870,431
Net change in unrealized
   appreciation (depreciation) of securities     (3,114,326)         53,310,045

Increase in net assets resulting
   from operations                           $   18,174,608     $   67,985,375

Dividends to shareholders
From net investment income                       (5,849,364)       (10,160,220)
From realized capital gains                      (3,015,028)                 --

Increase in net assets from
   capital share transactions                    93,545,952        298,994,695

       Increase in net assets                  $102,856,168       $356,819,850

Net assets
Beginning of period                             630,249,279        273,429,429
End of period
   (including undistributed
   net investment income
   of $779,073 in 2004 and
   $318,960 in 2003)                           $733,105,447        $630,249,279


THE PARNASSUS INCOME TRUST

FIXED-INCOME FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION, JUNE 30, 2004 (UNAUDITED)


    Principal                                                                 Percent of
     Amount $     Corporate Bonds                                             Net Assets            Market Value
-------------------------------------------------------------------------------------------------------------------
                  FINANCIAL SERVICES
     500,000      Bank One Corporation
                  Notes, 6.000%, due 02/17/09                                                   $        531,440
     500,000      Goldman Sachs Group
                  Notes, 6.650%, due 05/15/09                                                            544,378
     500,000      Norwest Financial Inc.
                  Notes, 6.850%, due 07/15/09                                                            557,853
                  Total                                                             4.5%        $      1,633,671
                  INSURANCE
     700,000      International Lease Finance Corporation
                  Notes, 5.625%, due 06/01/07                                       2.0%        $        734,593
                  RETAIL
     400,000      Target Corporation
                  Notes, 7.500%, due 08/15/10                                       1.2%        $        460,478

                  Total investment in corporate bonds
                  (cost $2,586,968)                                                 7.7%          $    2,828,742


                  Convertible Bond
-------------------------------------------------------------------------------------------------------------------
   1,000,000      Ciena Corp.
                  3.750%, due 02/01/08
                  (cost $834,306)                                                   2.4%        $        878,750

    Principal     U.S. Government
     Amount $     Agency Securities
-------------------------------------------------------------------------------------------------------------------
   1,000,000      Federal Home Loan Bank
                  5.000%, due 05/28/15                                                           $        967,025
   2,000,000      Federal Home Loan Mortgage Corporation
                  6.375%, due 08/01/11                                                                  2,073,690
   2,000,000      Federal Home Loan Mortgage Corporation
                  6.250%, due 03/15/12                                                                  2,095,408
   1,000,000      Federal National Mortgage Association
                  5.500%, due 07/18/12                                                                  1,008,036
   3,000,000      Federal National Mortgage Association
                  5.125%, due 04/22/13                                                                  2,969,745
                  Total investment in  U.S. Government Agency securities
                  (cost $9,215,983)                                                24.9%         $      9,113,904

       Shares     Convertible Preferred Stocks
-------------------------------------------------------------------------------------------------------------------
      23,000      St. Paul Company
                  Preferred 9.000%, due 8/16/05                                                       1,702,460
      55,000      Oneok, Inc.
                  Preferred 8.500%, due 02/16/06                                                      1,594,450
                  Total investment in convertible preferred stocks
                   (cost $3,379,872)                                                9.0%         $    3,296,910

                  Total investment in corporate bonds, convertible bond,
                  U.S. Government Agency securities and convertible
                  preferred stock
                  (cost, $16,017,129)                                              44.0%         $   16,118,306




    Principal                                                                 Percent of
     Amount $     Short-Term Investments                                      Net Assets            Market Value
-------------------------------------------------------------------------------------------------------------------
                  U.S. Government Agency Discount Notes
   2,200,000      Federal Home Loan Mortgage Corporation
                  Zero Coupon,
                  1.581% equivalent, matures 08/19/04                                             $    2,196,481
   3,000,000      Federal Home Loan Mortgage Corporation
                  Zero Coupon,
                  1.000% equivalent, matures 07/01/04                                                  3,000,000
  10,000,000      Federal Home Loan Mortgage Corporation
                  Zero Coupon,
                  0.84% equivalent, matures 07/07/04                                                   9,998,367
                  (cost $15,194,848)                                               41.5%           $  15,194,848

                  Registered Investment Companies--Money Market Funds
   1,274,443      Goldman Sachs FS
                  Government Fund
                  variable rate 1.000%                                                          $     1,274,443
   1,582,841      Janus Government Fund
                  variable rate 1.070%                                                                1,582,841
       1,261      Scudder Government Fund
                  variable rate 0.950%                                                                    1,261
                  (cost $2,858,545)                                                 7.8%         $    2,858,545

                  Total investment in short-term securities
                  (cost $18,053,393)                                               49.3%           $ 18,053,393

                  Total securities
                  (cost $34,070,522)                                               93.3%          $  34,171,699
                  Other assets and liabilities - net                                6.7%              2,437,185
                  Total net assets                                                100.0%           $ 36,608,884







   Fund holdings will vary over time.

   Fund shares are not FDIC insured.

THE PARNASSUS INCOME TRUST

FIXED-INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2004 (UNAUDITED)

Assets
Investments in securities, at market value
   (identified cost $16,017,129) (Note 1)                      $    16,118,306
Temporary investments in short-term securities
   (at cost which approximates market value)                        18,053,393
Cash                                                                 2,235,779
Receivables:
   Interest                                                            215,486
Capital shares sold                                                     27,280
Other assets                                                               721
       Total assets                                             $   36,650,965

Liabilities
Fees payable to Parnassus Investments                                    8,471
Distributions payable                                                   31,306
Accrued expenses                                                         2,304
       Total liabilities                                        $       42,081

Net assets (equivalent to $15.87 per share based on
       2,306,831 shares of capital stock outstanding)           $   36,608,884


Net assets consist of
Undistributed net investment income                             $       20,759
Unrealized appreciation on securities                                   36,981
Accumulated net realized gain                                          224,551
Capital paid-in                                                     36,326,593
           Total net assets                                     $   36,608,884

Computation of net asset value and offering price
      per share Net asset value and offering price
      per share ($36,608,884 divided by 2,306,831 shares)       $        15.87

THE PARNASSUS INCOME TRUST

FIXED-INCOME FUND

STATEMENT OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 2004 (UNAUDITED)

Investment income
Interest                                                        $      403,118
Dividend                                                                66,344
   Total investment income                                      $      469,462

Expenses
Investment advisory fees (Note 5)                                       89,178
Transfer agent fees (Note 5)                                            24,792
Fund administrative expense (Note 5)                                     7,713
Reports to shareholders                                                  4,639
Registration fees and expenses                                           9,479
Professional fees                                                       10,097
Custody fees                                                             1,537
Trustee fees and expenses                                                1,587
Other expenses                                                          13,637
   Total expenses before fee waiver                              $     162,659
   Fees waived by Parnassus Investments (Note 5)                       (49,300)
   Net expenses                                                  $     113,359
       Net investment income                                     $     356,103

Realized and unrealized gain (loss) on investments
    Realized gain from security transactions:
   Proceeds from sales                                               1,329,888
   Cost of securities sold                                           1,152,340
       Net realized gain                                        $      177,548

Change in unrealized appreciation (depreciation) of securities:
   Beginning of period                                                 529,093
   End of period                                                        36,981
       Net change in unrealized appreciation (depreciation)
         of securities                                           $    (492,112)

 Net realized and unrealized gain (loss) on securities           $    (314,564)

 Net increase in net assets resulting from operations            $      41,539

THE PARNASSUS INCOME TRUST

FIXED-INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

SIX MONTHS ENDED JUNE 30, 2004 (UNAUDITED)

AND YEAR ENDED DECEMBER 31, 2003

                                              SIX MONTHS ENDED     YEAR ENDED
                                               JUNE 30, 2004   DECEMBER 31, 2003
--------------------------------------------------------------------------------
From operations
Net investment income                         $     356,103      $      991,077
Net realized gain from security transactions        177,548             549,369
Net change in unrealized
   appreciation (depreciation) of securities       (492,112)           (289,739)

Increase in net assets
   resulting from operations                  $      41,539      $    1,250,707

Dividends to shareholders
From net investment income                         (350,085)         (1,060,578)
From realized capital gains                              --            (135,873)

Increase in net assets from
   capital share transactions                     2,819,613          14,951,960

Increase in net assets                       $    2,511,067       $  15,006,216

Net assets
Beginning of period                              34,097,817          19,091,601
End of period
   (including undistributed
    net investment income
    of $20,759 in 2004 and
    $0 in 2003)                              $   36,608,884        $ 34,097,817


THE PARNASSUS INCOME TRUST

CALIFORNIA TAX-EXEMPT FUND

PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION, JUNE 30, 2004 (UNAUDITED)

    Principal                                                                 Percent of
     Amount $     Municipal Bonds                                             Net Assets            Market Value
-------------------------------------------------------------------------------------------------------------------
                  EDUCATION
      300,000     Folsom School District
                  5.650%, due 08/11/11                                                         $        332,961
      450,000     Los Altos Unified School District
                  5.250%, due 08/01/10                                                                  495,513
      440,000     Los Angeles Unified School District
                  5.500%, due 08/01/13                                                                  492,950
      450,000     Morgan Hill Unified School District
                  4.900%, due 08/01/13                                                                  477,567
      410,000     Sacramento Unified School District
                  5.750%, due 07/01/17                                                                  468,101
                  Total                                                             9.1%        $     2,267,092
                  ENVIRONMENT
      400,000     California Department of Water Resources -
                  Central Valley Projects
                  5.125%, due 12/01/16                                                                  418,780
    1,100,000     California Department of Water Resources -
                  Power Supply Revenues
                  5.500%, due 05/01/09                                                                1,201,485
      500,000     Central Coast Water
                  5.000%, due 10/01/16                                                                  520,375
      315,000     Los Angeles City Public Works - Parks
                  5.500%, due 10/01/12                                                                  344,106
      200,000     Los Angeles Wastewater System
                  5.000%, due 06/01/11                                                                  214,566
    1,000,000     San Francisco Public Utilities - Clean Water Revenue
                  5.000%, due 10/01/09                                                                1,092,410
                  Total                                                            15.1%         $    3,791,722
                  GENERAL OBLIGATION
    1,000,000     State of California
                  6.600%, due 02/01/09                                                         $      1,131,714
      700,000     State of California
                  6.100%, due 10/01/09                                                                  787,962
    1,000,000     State of California
                  5.000%, due 03/01/08                                                                1,065,460
      300,000     Oakland General Obligation
                  5.500%, due 12/15/11                                                                  329,928
                  Total                                                            13.3%        $     3,315,064
                  HEALTH CARE
      400,000     California Health Facilities - Kaiser Permanente
                  5.000%, due 10/01/08                                                                  434,740
      415,000     Loma Linda Hospital
                  4.850%, due 12/01/10                                                                  448,333
                  Total                                                             3.5%       $        883,073
                  HOUSING
    1,000,000     ABAG Financing Authority
                  4.250%, due 11/15/12                                                                  990,380
      275,000     Los Angeles Community Redevelopment
                  5.000%, due 07/01/13                                                                  291,833
                  Total                                                             5.1%        $     1,282,213




    Principal                                                                 Percent of
     Amount $     Municipal Bonds                                             Net Assets            Market Value
-------------------------------------------------------------------------------------------------------------------
                  INFRASTRUCTURE IMPROVEMENTS
      500,000     CA Infrastructure & Economic Development
                  5.000%, due 10/01/12                                                          $       546,245
    1,000,000     CA Public Works - UCLA Hospital
                  5.375%, due 10/01/13                                                                1,095,830
      960,000     CA Public Works -Community Colleges
                  5.500%, due 12/01/09                                                                1,053,523
      910,000     CA Statewide Communities Development -
                  EAH-East Campus Apartments
                  4.500%, due 08/01/10                                                                  920,893
    1,000,000     Indian Wells Redevelopment Agency
                  4.500%, due 09/01/11                                                                1,056,960
      600,000     La Quinta Redevelopment Agency
                  7.300%, due 09/01/11                                                                  735,138
      350,000     Metro Water District - Southern California
                  5.250%, due 07/01/15                                                                  381,332
      450,000     Oakland Redevelopment Agency
                  3.400%, due 09/01/09                                                                  446,270
      860,000     Rialto Redevelopment Agency
                  4.000%, due 09/01/07                                                                  882,532
      425,000     Rialto Redevelopment Agency
                  4.500%, due 09/01/13                                                                  426,823
                  Total                                                            30.2%         $    7,545,546
                  PUBLIC TRANSPORTATION
    1,000,000     Contra Costa Transit Authority
                  4.000%, due 03/01/09                                                          $     1,041,840
      325,000     Los Angeles Metro Transit Authority
                  5.500%, due 07/01/10                                                                  362,768
      250,000     Los Angeles Metro Transit Authority
                  5.000%, due 07/01/13                                                                  264,578
    1,000,000     San Francisco International Airport
                  5.000%, due 05/01/10                                                                1,086,940
      390,000     San Francisco Bay Area Rapid Transit
                  5.500%, due 07/01/07                                                                  423,813
      400,000     San Francisco Bay Area Rapid Transit
                  5.250%, due 07/01/13                                                                  427,772
                  Total                                                            14.4%         $    3,607,711

                  Total investments in municipal bonds
                  (cost, $22,274,254)                                              90.7%          $  22,692,421





    Principal                                                                 Percent of
     Amount $     Short-Term Investments                                      Net Assets            Market Value
-------------------------------------------------------------------------------------------------------------------
                  Registered Investment Companies--Money Market Funds
     251,010      California Investment Trust Tax Free Fund
                  variable rate 0.530%                                                        $         251,010
     302,129      Goldman Sachs CaliforniaTax-Exempt Fund
                  variable rate 0.580%                                                                  302,129
     771,291      Highmark California Tax-Exempt Fund
                  variable rate 0.620%                                                                  771,291
                  (cost $1,324,430)                                                 5.3%        $     1,324,430

                  Floating Rate Security
      700,000     California Department of Water Resources
                  variable rate 1.250%, due 05/01/22                                2.8%         $       700,000

                  Total investment in short-term securities
                  (cost $2,024,430)                                                 8.1%          $   2,024,430

                  Total securities                                                 98.8%           $  24,716,851
                  Other assets and liabilities - net                                1.2%                 295,096
                  Total net assets                                                100.0%          $  25,011,947






   Fund holdings will vary over time.

   Fund shares are not FDIC insured.

THE PARNASSUS INCOME TRUST

CALIFORNIA TAX-EXEMPT FUND

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2004 (UNAUDITED)


Assets
Investments in securities, at market value
   (identified cost $22,274,254) (Note 1)                         $ 22,692,421
Temporary investments in short-term securities
   (at cost which approximates market value)                        2,024,430
Receivables:
   Interest                                                           322,409
       Capital shares sold                                             10,272
Other assets                                                              458
       Total assets                                             $  25,049,990

Liabilities
Fees payable to Parnassus Investments                                  10,190
Distributions payable                                                  15,810
Accrued expenses                                                       12,043
       Total liabilities                                       $       38,043
Net assets (equivalent to $16.80 per share based on
    1,489,101 shares of capital stock outstanding)             $   25,011,947

Net assets consist of
Undistributed net investment income                            $        6,172
Unrealized appreciation on securities                                 418,167
Accumulated net realized gain                                          21,607
Capital paid-in                                                    24,566,001
           Total net assets                                    $   25,011,947

Computation of net asset value andoffering price per
     share Net asset value and offering price per share
   ($25,011,947 divided by 1,489,101 shares)                   $       16.80

THE PARNASSUS INCOME TRUST

CALIFORNIA TAX-EXEMPT FUND

STATEMENT OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 2004 (UNAUDITED)

Investment income
Interest                                                          $     435,955
   Total investment income                                        $     435,955

Expenses
Investment advisory fees (Note 5)                                       63,025
Transfer agent fees (Note 5)                                             6,089
Fund administrative expense (Note 5)                                     5,610
Reports to shareholders                                                  3,086
Registration fees and expenses                                             830
Professional fees                                                        7,058
Custody fees                                                             1,468
Trustee fees and expenses                                                1,129
Service provider fees                                                   10,010
Other expenses                                                           5,136
   Total expenses before fee waiver                              $     103,441
   Fees waived by Parnassus Investments (Note 5)                       (22,304)
   Net expenses                                                  $      81,137
       Net investment income                                     $     354,818

Realized and unrealized gain (loss) on investments
       Realized gain from security transactions:
   Proceeds from sales                                                      --
   Cost of securities sold                                                  --
       Net realized gain                                         $          --

Change in unrealized appreciation (depreciation)
   of securities:
   Beginning of period                                                 934,576
   End of period                                                       418,167
       Net change in unrealized appreciation (depreciation)
          of securities                                          $    (516,409)

Net realized and unrealized gain (loss) on securities            $    (516,409)

Net increase (decrease) in net assets resulting from operations  $    (161,591)

THE PARNASSUS INCOME TRUST

CALIFORNIA TAX-EXEMPT FUND

STATEMENTS OF CHANGES IN NET ASSETS

SIX MONTHS ENDED JUNE 30, 2004 (UNAUDITED)

AND YEAR ENDED DECEMBER 31, 2003

                                              SIX MONTHS ENDED    YEAR ENDED
                                                JUNE 30, 2004  DECEMBER 31, 2003
--------------------------------------------------------------------------------
From operations
Net investment income                            $    354,818      $    800,948
Net realized gain from security transactions               --           271,953
Net change in unrealized
   appreciation (depreciation) of securities         (516,409)          (84,210)

Increase (decrease) in net assets resulting
   from operations                              $    (161,591)     $    988,691

Dividends to shareholders
From net investment income                           (358,463)         (807,627)
From realized capital gains                                --          (250,346)

Increase (decrease) in net assets from
   capital share transactions                         707,473        (1,269,019)

       Increase (decrease) in net assets        $     187,419     $  (1,338,301)

Net assets
Beginning of period                                24,824,528        26,162,829
End of period
   (including undistributed
   net investment income
   of $6,172 in 2004 and
   $9,817 in 2003)                              $  25,011,947      $ 24,824,528

THE PARNASSUS INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.   Significant Accounting Policies
     The Parnassus Income Trust (the "Trust"), formerly The Parnassus Income Fund, organized on August 8, 1990 as a Massachusetts Business Trust, is registered under the Investment Company Act of 1940 as a diversified, open-end investment management company comprised of three separate funds, each offering separate shares. The Equity Income Fund, formerly the Balanced Portfolio, changed its primary investment objective from current income and capital preservation to current income and capital appreciation; this change was effective on March 31, 1998. The Trust began operations on August 31, 1992. The following is a summary of significant accounting policies of the Trust.
     Securities Valuations: Short-term securities are money-market instruments and are valued at amortized cost, which approximates market value. A market-value adjustment is applied to certain short-term securities to reflect penalties for early withdrawal and early call. Equity securities that are listed or traded on a national securities exchange are stated at market value based on recorded closing sales on the exchange or on the Nasdaq's National Market System official closing price. In the absence of a recorded sale, and for over-the-counter securities, equity securities are stated at the mean between the last recorded bid and asked prices. Long-term fixed income securities are valued each business day using independent pricing services ("Services") approved by the Board of Trustees. For fixed-income securities with an active market, the pricing services value them at the "bid" price where such quotes are readily available from brokers and dealers and are representative of the actual market for such securities. Other fixed-income securities experiencing a less active market are valued as determined by the Services based on methods which include consideration of trading in securities of comparable yield, quality, coupon, maturity and type, as well as indications as to values from dealers and other market data without exclusive reliance upon quoted prices or over-the-counter prices, since such valuations are believed to reflect more accurately the value of such securities.
     Equity and fixed-income securities without an active market are priced at their fair value, in accordance with procedures established by the Trustees. In determining fair value, the trustees may consider a variety of information including but not limited to the following: price based upon a multiple of earnings or sales, a discount from the market value of a similar security, fundamental analytical data, and an evaluation of market conditions.
     Federal Income Taxes: The Trust intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to shareholders; therefore, no federal income tax provision is required.
     Securities Transactions: Securities transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains and losses on securities transactions are determined on the basis of first-in, first-out for both financial statement and federal income tax purposes. Dividends to Shareholders: Distributions to shareholders are recorded on the record date. The Equity Income Fund pays income dividends quarterly and capital gain dividends annually. The Fixed-Income and California Tax-Exempt Funds pay income dividends monthly and capital gain dividends annually. Investment Income and Expenses: Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the constant yield method which approximates the interest method. Expenses are recorded on an accrual basis.
     Securities Lending: The Equity Income Fund lends its securities to approved financial institutions to earn additional income and receives cash and/or securities as collateral to secure the loans. Collateral is maintained at not less than 102% of the value of loaned securities. Although the risk of lending is mitigated by the collateral, this fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them.
     Repurchase Agreements: Securities purchased with cash collateral held from securities lending may include investments in repurchase agreements secured by U.S. government obligations or other securities. Securities pledged as collateral for repurchase agreements are held by the Trust's custodian bank until maturity of the repurchase agreements. Provisions of the agreements ensure that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreements, realization and/or retention of the collateral may be subject to legal proceedings. Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
THE PARNASSUS INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) CONTINUED

2.   Tax Matters and Distributions
     Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Trust, timing differences and differing characterization of distributions made by the Trust.
     Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purposes of calculating net investment income (loss) per share in the financial highlights.

3.   Capital Stock
     Equity Income Fund: As of June 30, 2004, there were an unlimited number of authorized shares of capital stock, no par value. Paid-in capital aggregated $667,337,968. Transactions in capital stock (shares) were as follows:
                                                                     Six Months Ended                   Year Ended
                                                                        June 30, 2004             December 31, 2003
-------------------------------------------------------------------------------------------------------------------
                                                               Shares          Amount       Shares          Amount
-------------------------------------------------------------------------------------------------------------------
     Shares sold                                            8,155,365   $ 199,019,334   21,806,608     $464,928,454
     Shares issued through dividend reinvestment              339,453       8,287,148      416,260        9,370,176
     Shares repurchased                                   (4,689,914)   (113,760,530)  (8,855,314)    (175,303,935)
-------------------------------------------------------------------------------------------------------------------
     Net increase                                           3,804,904   $  93,545,952   13,367,554     $298,994,695

     Fixed-Income Fund: As of June 30, 2004, there was an unlimited number of authorized shares of capital stock, no par value. Paid-in capital aggregated $36,326,593. Transactions in capital stock (shares) were as follows:
                                                                     Six Months Ended                   Year Ended
                                                                        June 30, 2004             December 31, 2003
-------------------------------------------------------------------------------------------------------------------
                                                               Shares          Amount       Shares          Amount
-------------------------------------------------------------------------------------------------------------------
     Shares sold                                              445,540$     7,147,207     1,416,444    $  21,276,069
     Shares issued through dividend reinvestment               18,658         298,089       63,100        1,017,411
     Shares repurchased                                     (288,630)     (4,625,683)    (550,524)      (7,341,520)
-------------------------------------------------------------------------------------------------------------------
     Net increase                                             175,568    $    2,819,613    929,020    $  14,951,960

     California Tax-Exempt Fund: As of June 30, 2004, there was an unlimited number of authorized shares of capital stock, no par value. Paid-in capital aggregated $24,566,001. Transactions in capital stock (shares) were as follows:
                                                                     Six Months Ended                   Year Ended
                                                                        June 30, 2004             December 31, 2003
-------------------------------------------------------------------------------------------------------------------
                                                               Shares          Amount       Shares          Amount
-------------------------------------------------------------------------------------------------------------------
     Shares sold                                              153,314 $     2,631,340      416,172   $    7,158,418
     Shares issued through dividend reinvestment               18,281         311,534       54,377          933,074
     Shares repurchased                                     (131,162)     (2,235,401)    (543,745)      (9,360,511)
-------------------------------------------------------------------------------------------------------------------
     Net increase (decrease)                                   40,433$        707,473     (73,196)  $   (1,269,019)

4.   Purchases and Sales of Securities
     Equity Income Fund: Purchases and sales of securities were $443,761,597 and $161,178,275, respectively, for the six months ended June 30, 2004. For federal income tax purposes, the aggregate cost of securities and unrealized appreciation as of June 30, 2004 were $654,376,226 and $52,100,465, respectively. Of the $52,100,465 of net unrealized appreciation as of June 30, 2004, $58,617,747 related to appreciation of securities and $6,517,282 related to depreciation of securities. Fixed-Income Fund: Purchases and sales of securities were $3,379,872 and $1,329,888, respectively, for the six months ended June 30, 2004. For federal income tax purposes, the aggregate cost of securities and unrealized appreciation as of June 30, 2004 were the same as for financial statement purposes. Of the $101,177 of net unrealized appreciation as of June 30, 2004, $289,089 related to appreciation of securities and $187,912 related to depreciation of securities.
     California Tax-Exempt Fund: There were no purchases or sales of securities during the six months ended June 30, 2004. For federal income tax purposes, the aggregate cost of securities and unrealized appreciation as of June 30, 2004 were $22,562,499 and $129,922, respectively. Of the $129,922 of net unrealized appreciation as of June 30, 2004, $384,023 related to appreciation of securities and 254,101 related to depreciation of securities.
THE PARNASSUS INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) CONTINUED

5.   Investment Advisory Agreement and Transactions with Affiliates
     Under terms of an agreement which provides for furnishing investment management and advice to the Trust, Parnassus Investments is entitled to receive fees payable monthly, based on the Trust's average daily net assets for the month, at the following annual rates:
     Equity Income Fund: 0.75% of the first $30,000,000, 0.70% of the next $70,000,000 and 0.65% of the amount above $100,000,000. Fixed-Income Fund and California Tax-Exempt Fund: 0.50% of the first $200,000,000, 0.45% of the next $200,000,000 and 0.40% of the amount above $400,000,000.
     Fees paid by the Equity Income Fund to Parnassus Investments under the agreement totaled $2,265,633 for the six months ended June 30, 2004. For the six months ended June 30, 2004, Parnassus Investments has contractually agreed to reduce its investment advisory fee to the extent necessary to limit total operating expenses to 0.87% of net assets for the Fixed-Income Fund and 0.75% of net assets for the California Tax-Exempt Fund.
     As a result of this fee waiver, the following were actually charged in 2004. For the Fixed-Income Fund, the investment advisory fee was 0.22%. Parnassus Investments received net advisory fees totaling $39,878 from the Fixed-Income Fund for the six months ended June 30, 2004. For the California Tax-Exempt Fund, the investment advisory fee was 0.32%. Parnassus Investments received net advisory fees totaling $40,721 from the California Tax-Exempt Fund for the six months ended June 30, 2004.
     Under terms of a separate agreement which provides for furnishing transfer agent and fund administration services to the three funds, Parnassus Investments received fees paid by the Trust totaling $317,824 for the six months ended June 30, 2004. The transfer agent fee was $2.70 per month per account. The funds pay a monthly fee based on the number of accounts on record at month-end. The aggregate payment was $162,022 for the six months ended June 30, 2004. The fund administration fee was $25,967 per month in aggregate for all three Funds (this amount is allocated between the Funds based on net assets). The aggregate payment was $155,802 for the six months ended June 30, 2004.
     Jerome L. Dodson is the president of the Trust and is the president and majority stockholder of Parnassus Investments.
6.   Geographic and Industry Concentration Risk Factors
     The California Tax-Exempt Fund primarily invests in debt obligations issued by the State of California and its political sub-divisions, agencies and public authorities to obtain funds for various public purposes. There are certain risks arising from the concentration of investments in California municipal securities. The California Tax-Exempt Fund is more susceptible to factors adversely affecting issuers of California municipal securities than a fund that is not concentrated in these issuers to the same extent. Uncertain economic conditions or governmental developments may affect the ability of California municipal securities issuers to meet their financial obligations.

THE PARNASSUS INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) CONTINUED

7.   Financial Highlights
     Selected data for each share of capital stock outstanding, total return and ratios/supplemental data for the six months ended June 30, 2004 and for each of the five years ended December 31 are as follows:
                                  June 30, 2004
-------------------------------------------------------------------------------------------------------------------
     Equity Income Fund                            (unaudited)       2003       2002      2001       2000      1999
     Net asset value at beginning of year              $ 24.00  $   21.20    $ 22.50   $ 21.48     $23.13    $20.13
     Income (loss) from investment operations:
     Net investment income                                0.40       0.44       0.49     0.67        0.33      0.24
     Net realized and unrealized gain (loss) on securities0.28       2.85     (1.32)     1.43        1.06      4.26
       Total income (loss) from investment operations     0.68       3.29     (0.83)     2.10        1.39      4.50
     Distributions:
     Dividends from net investment income               (0.20)     (0.49)     (0.29)    (0.45)     (0.36)    (0.26)
     Distributions from net realized gains              (0.10)         .--    (0.18)    (0.63)     (2.68)    (1.24)
-------------------------------------------------------------------------------------------------------------------
       Total distributions                              (0.30)     (0.49)     (0.47)    (1.08)     (3.04)    (1.50)
-------------------------------------------------------------------------------------------------------------------
     Net asset value at end of period                  $ 24.38  $   24.00   $  21.20    $22.50     $21.48    $23.13
     Total return                                        2.84%     15.69%    (3.69%)     9.97%      6.36%    22.78%
     Ratios/supplemental data:
     Ratio of gross expenses to average net assets*      0.95%      0.96%      1.03%     1.18%      1.15%     1.27%
     Ratio of net expenses to average net assets*        0.95%      0.95%      0.96%     1.00%      0.97%     1.08%
     Ratio of net investment income to average net assets*1.76%     1.95%      2.29%     3.10%      1.34%     1.09%
     Portfolio turnover rate                            12.39%     79.21%     42.01%    86.78%     97.42%    39.53%
     Net assets, end of period (000's)               $ 733,105  $ 630,249   $273,429  $ 85,501   $ 55,421  $ 45,999

     * Annualized for periods less that one year.

                                  June 30, 2004
-------------------------------------------------------------------------------------------------------------------
     Fixed-Income Fund                             (unaudited)       2003       2002      2001       2000      1999
     Net asset value at beginning of year              $ 16.00    $ 15.88     $14.94    $14.19     $14.49    $15.98
     Income (loss) from investment operations:
     Net investment income                                0.30       0.58       0.82     0.87        0.89      0.81
     Net realized and unrealized gain (loss) on securities(0.27)     0.26       0.95     0.72      (0.29)    (1.49)
       Total income (loss) from investment operations     0.03       0.84       1.77      1.59       0.60    (0.68)
     Distributions:
     Dividends from net investment income               (0.16)     (0.65)     (0.83)    (0.84)     (0.90)    (0.81)
     Distributions from net realized gains                  .--    (0.07)         .--       .--        .--       .--
-------------------------------------------------------------------------------------------------------------------
       Total distributions                              (0.16)     (0.72)     (0.83)    (0.84)     (0.90)    (0.81)
-------------------------------------------------------------------------------------------------------------------
     Net asset value at end of period                  $ 15.87    $ 16.00     $15.88   $14.94      $14.19    $14.49
     Total return                                        0.16%      5.30%     12.20%    11.31%      4.32%   (4.32%)
     Ratios/supplemental data:
     Ratio of gross expenses to average net assets*      0.91%      0.92%      1.08%     1.15%      1.13%     1.23%
     Ratio of net expenses to average net assets*        0.64%      0.62%      0.81%     0.83%      0.78%     0.87%
     Ratio of net investment income to average net assets*2.00%     3.59%      5.36%     5.84%      6.18%     5.36%
     Portfolio turnover rate                             3.71%    125.74%     59.00%    21.19%     19.19%    13.47%
     Net assets, end of period (000's)                $ 36,609  $  34,098   $ 19,092  $ 12,947    $10,309  $ 11,006

     * Annualized for periods less that one year.



THE PARNASSUS INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) CONTINUED


-------------------------------------------------------------------------------------------------------------------
                                  June 30, 2004
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
     California Tax-Exempt Fund                    (unaudited)       2003       2002      2001       2000      1999
-------------------------------------------------------------------------------------------------------------------
     Net asset value at beginning of year             $  17.14    $ 17.19     $16.61   $16.90     $ 15.82    $16.88
     Income (loss) from investment operations:
     Net investment income                                0.45       0.53       0.59     0.70        0.72      0.72
     Net realized and unrealized gain (loss) on securities(0.55)     0.12       0.83   (0.18)        1.10    (1.05)
       Total income (loss) from investment operations   (0.10)       0.65       1.42      0.52       1.82    (0.33)
     Distributions:
     Dividends from net investment income               (0.24)     (0.53)     (0.59)    (0.70)     (0.71)    (0.72)
     Distributions from net realized gains                  .--    (0.17)     (0.25)    (0.11)     (0.03)    (0.01)
-------------------------------------------------------------------------------------------------------------------
       Total distributions                              (0.24)     (0.70)     (0.84)    (0.81)     (0.74)    (0.73)
-------------------------------------------------------------------------------------------------------------------
     Net asset value at end of period                  $ 16.80    $ 17.14    $ 17.19    $16.61    $ 16.90    $15.82
     Total return                                      (0.60%)      3.88%      8.66%     3.09%     11.75%   (2.01%)
     Ratios/supplemental data:
     Ratio of gross expenses to average net assets*      0.82%      0.83%      0.95%     0.85%      0.77%     0.95%
     Ratio of net expenses to average net assets*        0.62%      0.62%      0.73%     0.65%      0.52%     0.70%
     Ratio of net investment income to average net assets*2.81%     3.08%      3.45%     4.19%      4.27%     4.42%
     Portfolio turnover rate                                .--    16.16%     41.73%    23.14%      8.13%     1.75%
     Net assets, end of period (000's)              $   25,012  $  24,825   $ 26,163 $  18,891  $  17,186 $   7,777

     * Annualized for periods less that one year.

     For the six months ended June 30, 2004, Parnassus Investments has agreed to a 0.87% limit on expenses for the Fixed-Income and 0.75% for the California Tax-Exempt Fund (See Note 5 for details). Certain fees were waived for the six months ended June 30, 2004 and for the years ended December 31, 2003, 2002, 2001, 2000, and 1999 for the Fixed-Income Fund and the California Tax-Exempt Fund. For the Equity Income Fund, certain fees were waived for the years ended December 31, 2001, 2000, and 1999.




DISCLOSURES

Parnassus proxy voting policies and procedures are available on our website (www.parnassus.com), on the Securities and Exchange Commission's website (www.sec.gov), and by calling us at (800) 999-3505. On the Parnassus website, you can also find a record of our votes cast at shareholder meetings.

     The Parnassus Income Trust
     One Market-Steuart Tower, Suite 1600

     San Francisco, CA 94105

     415.778.0200

     800.999.3505

     www.parnassus.com



     Investing with a conscience

     Investment Adviser

     Parnassus Investments

     One Market-Steuart Tower

     Suite 1600

     San Francisco, CA 94105



     Legal Counsel

     Foley & Lardner LLP

     777 E. Wisconsin Avenue

     Milwaukee, WI 53202




     Independent

     Auditors

     Deloitte & Touche LLP

     50 Fremont Street

     San Francisco, CA 94105



     Distributor

     Parnassus Investments

     One Market-Steuart Tower

     Suite 1600

     San Francisco, CA 94105

                       This report must be preceded or accompanied by a current prospectus.